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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934.

     Date of Report (Date of earliest event reported)   September 19, 2000

                           THE WACKENHUT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Florida                       1-5450               59-0857245
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(State or Other Jurisdiction of         (Commission          (IRS Employer or
         Incorporation)                 File Number)        Identification No.)

4200 Wackenhut Drive #100, Palm Beach Gardens, FL               33410-4243
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(Address of Principal Executive Offices)                        (Zip Code)


(Registrant's Telephone Number, Including Area Code)  (561) 622-5656
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                                 Not Applicable
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         (Former Name or Former Address if; Changed Since Last Report)






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                           THE WACKENHUT CORPORATION

Item 5. Other Events.

         This Current Report on Form 8-K is for the purpose of filing the press release, dated September 19, 2000, which is set forth in Exhibit 99 hereto.

Item 7. Financial Statement and Exhibits

        (c) Exhibits.


         Exhibit No.                   Description
         -----------                   -----------

         99                            Press Release dated September 19, 2000






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                           THE WACKENHUT CORPORATION

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE WACKENHUT CORPORATION




September 19, 2000                    By: /s/ Philip L. Maslowe
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Date                                      Philip L. Maslowe
                                          Executive Vice President
                                          Chief Financial Officer and Treasurer







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